UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

REDFIN NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28457	86-0955239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 W. Cypress Creek Rd., Suite 411 Fort Lauderdale, FL 33309 (Address of principal executive offices)

(954) 769-1335

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 5, 2013, Mr. David Rappa resigned as President of Redfin Network, Inc. (the “Company”) and as a member of the Board.  Mr. Rappa’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Letter of Resignation from David Rappa, dated August 5, 2013*
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDFIN NETWORK, INC.

Date: August 8, 2013	By:	/s/ Michael Fasci
Name: Michael Fasci
Title: Chief Executive Officer